SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2003

FIRSTWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2859 Paces Ferry Road, #1000 Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (770) 431-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c)          Exhibits.

99.1	Press Release, dated April 22, 2003, issued by Firstwave Technologies, Inc., reporting results for the first quarter of 2003 (furnished and not filed herewith pursuant to Item 9).

Item 9.	Regulation FD Disclosure [Information provided under Item 12 (Results of Operations and Financial Condition)].

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition.”  It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.  This information shall not be deemed “filed” or incorporated by reference to any filing made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth in such filing.

On April 22, 2003, Firstwave Technologies, Inc. issued a press release announcing its first quarter of 2003 financial results.  The full text of the press release is furnished as Exhibit 99.1 attached to and incorporated by reference in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTWAVE TECHNOLOGIES, INC.

	By:	/s/ Judith A. Vitale
Judith A. Vitale
Chief Financial Officer

Date: May 12, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 22, 2003, issued by Firstwave Technologies, Inc., reporting results for the first quarter of 2003.